Summary Prospectus Supplement

April 3, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 3, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 1, 2017

Emerging Markets Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Gaite Ali	Managing Director of the Adviser	April 2013
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
May Yu	Managing Director of the Adviser	April 2018
Munib Madni*	Managing Director of MSIM Company	May 2012

*  Effective on or about June 1, 2018, Amay Hattangadi will become a Managing Director of MSIM Company and serve as a portfolio manager to the Fund; and effective June 30, 2018, Munib Madni will no longer serve as a portfolio manager to the Fund.

Please retain this supplement for future reference.

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